                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report of SIFCO Industries, Inc. ("Company") on Form 10-K for the year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Frank A. Cappello, Vice President - Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Frank A. Cappello
                                        --------------------------------
                                            Frank A. Cappello
                                            Vice President - Finance and
                                            Chief Financial Officer
                                            December 12, 2003




Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to SIFCO Industries, Inc. and will be retained by SIFCO Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




                                       1